                            TERMINATION OF AGREEMENT




        This Termination of Agreement is made and entered into on the 19th day of March, 1998, by and between ON-POINT TECHNOLOGY SYSTEMS, INC., a Nevada corporation (previously known as Lottery Enterprises, Inc.) ("ON-POINT") and VANGUARD STRATEGIES, INC., a Nevada corporation ("VSI") with reference to the following facts and objectives:

        A. ON-POINT and VSI entered into an Agreement dated January 9, 1996 relating to the formation of a wholly-owned subsidiary of ON- POINT for the purpose of handling and pursuing the exclusive rights to all international sales of ON-POINT's machines and products (a copy of which is attached hereto as Exhibit A) ("Agreement"). For convenience, such subsidiary is referred to in the Agreement as "LEI International."

        B. The Agreement required ON-POINT to form LEI International within 60 days of the date of the Agreement, which date was postponed indefinitely by VSI.

        C. Pursuant to the terms of the Agreement and the stock option agreements attached thereto, VSI and Robert Burr were to be granted options to purchase up to eighty percent (80%) of the outstanding common stock of LEI International, which were to become exercisable upon satisfaction of certain performance criteria described in the stock option agreements. In addition, pursuant to such stock option agreements, ON-POINT had the right to repurchase the stock of LEI International in accordance therewith.

        D. ON-POINT and VSI desire to terminate the Agreement as provided herein.

        IT IS, THEREFORE, AGREED as follows:

        1.     TERMINATION OF AGREEMENT.

               In consideration of granting of the stock options described in paragraph 2, the Agreement is hereby terminated effective immediately and is null and void. ON-POINT and VSI acknowledge that the Agreement was never implemented by the parties.

        2.     ON-POINT STOCK OPTIONS.

               Concurrently with the execution of this Agreement, ON-POINT shall grant options to purchase ON-POINT common stock to VSI and Robert Burr pursuant to Stock Option Agreements which shall be in the form as attached hereto as Exhibits B and C.

        EXECUTED in San Diego, California on the date first written above.


                                            ON-POINT TECHNOLOGY SYSTEMS, INC.




                                            By:_______________________________
                                               Frederick Sandvick, CEO


                                            VANGUARD STRATEGIES, INC.




                                            By:_______________________________



CONSENTED AND AGREED TO:




---------------------------
Robert L. Burr

                                    EXHIBIT A


                                    AGREEMENT



        THIS AGREEMENT is made and entered into as of January 9 , 1996, by and between LOTTERY ENTERPRISES, INC., a Nevada corporation ("LEI"), and VANGUARD STRATEGIES, INC., a Nevada corporation ("VSI").

        IT IS AGREED as follows:

        1. Within sixty (60) days of the date of this Agreement, LEI shall form a wholly-owned subsidiary for the purpose of handling and pursuing the exclusive rights to all international sales of LEI's machines and products. The subsidiary is hereinafter referred to for convenience as "LEI International."

        2. LEI shall cause LEI International to initially issue 50,000 shares of its common stock to LEI in exchange for a contribution and assignment of all of LEI's right, title and interest in: (a) various distributor agreements relating to international sales, (b) LEI's ownership interests in Editec and LEI Mexico, S.A. de C.V., and (c) an exclusive distribution agreement for all LEI machines and products in locations other than the United States and its territories and Canada. LEI shall cause LEI International to enter into Stock Option Agreements with VSI and Robert Burr for a total of 200,000 shares of common stock, which agreements shall be in the form as attached hereto as Exhibits A and B. No additional shares of stock of LEI International shall be issued without the consent of both LEI and VSI until expiration of such options.

        3. Each party to this Agreement agrees to perform any further acts and execute and deliver such further documents which may be reasonably necessary to carry out the provisions of this Agreement.

        4. The covenants and agreements contained herein shall inure to the benefit of and be binding upon the parties and their respective executors, administrators and assigns.

        5. This Agreement has been entered into in San Diego, California, and shall be interpreted and governed by the laws of the State of California.

        6. This instrument contains the entire Agreement of the parties with respect to the subject matter hereof. It may be changed only by an agreement in writing signed by the parties.

        7. If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                               LOTTERY ENTERPRISES, INC.



                                               By: /s/ Catherine Winchester
                                                  ------------------------------
                                                   Catherine Winchester,
                                                   Chief Operating Officer


                                               VANGUARD STRATEGIES, INC.



                                               By: /s/ Frederick Sandvick
                                                  ------------------------------
                                                   Frederick Sandvick, President

                            EXHIBIT A (TO EXHIBIT A)


                             STOCK OPTION AGREEMENT


        THIS AGREEMENT is made and entered into as of the ____ day of ___________, 1996, by and between __________________________, a _________
corporation ("LEI International"), and Vanguard
Strategies, Inc., a Nevada corporation ("VSI").

                              W I T N E S S E T H:

        WHEREAS, the Board of Directors of LEI International has agreed to extend to VSI as of the date of this Agreement (the "Date of Grant") a non-qualified stock option to purchase shares of common stock of LEI International ("Stock"); and

        WHEREAS, VSI desires to obtain the option set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived here-from, the parties hereto agree as follows:

1.      GRANT OF STOCK OPTION

        LEI International grants to VSI the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of _____________________ (________) shares of Stock ("Option Shares") at the price of one dollar ($1.00) per share, exercisable from time to time subject to provisions of this Agreement prior to the close of business on _______________, 2001 [Note: this date is 5 years from Date of Grant] (the "Expiration Date"). The option granted hereby is a non-qualified stock option.

2.      EXERCISABILITY OF OPTION

        Except as otherwise provided in this Agreement, the Option Shares shall vest and become exercisable on the later of:

               (a) the first year anniversary of the Date of Grant, or

               (b) the date as of which Lottery Enterprises, Inc. ("LEI"), the parent corporation of LEI International, has "income before provision for income taxes" as shown on LEI's Consolidated Statement of Operations ("Pre-tax Income") as determined on a cumulative basis for four (4) consecutive fiscal quarters of at least one million five hundred thousand dollars ($1,500,000), as shown on LEI's forms 10-Q and 10-K filed with the Securities and Exchange Commission; provided, however, that Pre-tax Income shall be adjusted to reflect only a twenty percent (20%) ownership interest in LEI International, or

               (c) the date VSI has obtained an additional $1,050,000 in financing for LEI either in the form of debt or equity in accordance with the Letter Agreement between VSI and LEI dated January ___, 1996.

In no event may this option be exercised after the Expiration Date.

3.      METHOD OF EXERCISE OF OPTION AND PAYMENT OF PURCHASE PRICE\

        This option shall be exercised, in whole or in part, by the delivery to the Secretary of LEI International of a written notice stating the number of Option Shares to be purchased and accompanied by payment of the purchase price in full by certified or cashiers' check made payable to the order of LEI International. In addition,

VSI shall furnish any written statements required pursuant to
Section 8 below.

4.      NON-ASSIGNABILITY OF OPTION

        Except as otherwise provided in this Agreement, this option may be exercised only by VSI. Except as otherwise provided in this Agreement, this option shall not be offered, sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, the option shall immediately become null and void.

5.      OPTION TO PURCHASE BY LEI

        During the period commencing with the two (2) year anniversary of the Date of Grant and ending with the Expiration Date, LEI shall have the option to purchase from VSI both the unexercised Option Shares and the shares of Stock issued upon the exercise of the Option Shares (collectively referred to as the "Option Stock") for a price equal to the Agreed Value or the Appraised Value, as the case may be, of the Option Stock. If LEI desires to purchase all of the Option Stock, the Secretary of LEI shall give a written notice of exercise to VSI ("Notice of Exercise").

        The purchase price to be paid for each share of the Option Stock shall be equal to the Agreed Value or Appraised Value of LEI International, as the case may be, divided by the number of shares of Stock outstanding, assuming the exercise of all outstanding stock options. The Agreed Value shall be the value of LEI International as agreed upon between VSI and LEI. If they do not agree upon a value within thirty
(30) days after the date of the Notice of Exercise, VSI or LEI may give notice ("Appraisal Notice") to the other of intention to submit the matter to an appraiser for determination. Within fifteen (15) days from the date of delivery of the Appraisal Notice, the parties shall select a single neutral appraiser to determine the fair market value of LEI International ("Appraised Value"). If the parties are unable to agree upon a single neutral appraiser, then within thirty
(30) days following delivery of the Appraisal Notice, each party shall select an appraiser who shall each determine the fair market value of LEI International. In the event the difference between fair market value of LEI International as determined by each of the two appraisers is fifteen percent (15%) or less (such percentage to be based on the lower determination), the values shall be averaged and the resulting average shall be the Appraised Value. In the event the difference between the fair market value of LEI International as determined by each of the two appraisers is greater than fifteen percent (15%) (such percentage to be based on the lower determination), and the parties do not agree to average the values, the two appraisers shall appoint a third appraiser who alone shall determine the fair market value of LEI International. In determining the fair market value of LEI International, the appraiser(s) shall take into consideration among other things the tangible assets of LEI International, its receivables, securities and other intangible assets, liabilities and past and current earnings. The decision of the appraiser(s) shall be binding upon the parties. As soon as the Appraised Value of LEI International has been determined, the appraiser(s) shall give written notice to the parties. All expenses of appraisal, including legal fees and costs of the proceedings to petition to compel arbitration, shall be borne pro rata by the respective parties.

               The purchase and sale of the Option Stock between the parties shall occur at an agreed upon time and place within fifteen (15) days of the final determination of the Agreed Value or the Appraised Value (the "Closing"). At the Closing, LEI shall pay to VSI the purchase price in cash or at LEI's option, a combination of LEI common stock and cash (provided the cash shall not be less than an amount equal to the income taxes owed by VSI resulting from the transaction) in exchange for the Option Stock.

6.      ADJUSTMENTS AND OTHER RIGHTS

        In the event that additional shares of Stock are issued pursuant to a stock split or a stock dividend, the number of unexercised Option Shares shall be increased proportionately with no increase in the total purchase price of such Option Shares. In the event that the shares of Stock of LEI International from time to time issued and outstanding are reduced by a combination of shares, the number of unexercised Option Shares shall be reduced proportionately with no reduction in the total price of such Option Shares. In the event that LEI International should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of LEI International, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Internal Revenue Code, or some similar section, then the total purchase price of the unexercised Option Shares shall be reduced by an amount which bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of Stock of LEI International, immediately following the distribution, bears to the aggregate of the market value at such time of a share of Stock of LEI International and the stock distributed in respect thereof. All such adjustments shall be made by the Board of Directors, whose determination upon the same shall be final and binding upon VSI. Any fractional shares resulting from the computations pursuant to this Section 6 shall be eliminated from this option. No adjustments shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Stock or other securities.

7.      LIMITATIONS OF VSI'S RIGHTS

        Neither VSI nor any other person entitled to exercise this option shall have any of the rights or privileges of a shareholder of LEI International in respect of any shares issuable upon exercise of this option unless and until a certificate representing such shares shall have been issued in the name of VSI or such person.

8.      REPRESENTATIONS OF VSI

        VSI represents, agrees and certifies that:
               (a) If VSI exercises this option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the shares issuable upon exercise hereof, and available for delivery to VSI a prospectus meeting the requirements of Section 10(a)(3) of the Act, VSI will acquire the shares issuable upon such exercise for the purpose of investment and not with a view to their resale or distribution, and upon each such exercise of this option, VSI will furnish to LEI International a written statement to such effect, satisfactory in form and substance to LEI International and its counsel;

               (b) If and when VSI proposes to offer to sell shares which are issued to VSI upon exercise of this option at a time when there is not in effect under the Act a registration statement relating to the resale of such shares and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Act, or if VSI is a holder of 10% or more of the stock of LEI International, VSI will notify LEI International prior to any such offering or sale and will abide by the opinion of counsel of LEI International as to whether and under what conditions and circumstances, if any, VSI may offer and sell such shares; and

               (c) No shares may be acquired hereunder pursuant to exercise of the option granted hereby unless and until any then applicable requirements of the Securities and Exchange Commission, the California Department of Corporations, other regulatory agencies, including any other state securities law commissioners having jurisdiction over LEI International or such issuance, and any exchanges upon which Stock of LEI International may be listed, shall have been fully satisfied. VSI understands that the certificate or certificates representing the shares acquired pursuant to this option may bear a legend referring to the foregoing matters and any limitations under the Act and state securities laws with respect to the transfer of such shares, and LEI International may impose stop transfer instructions to implement such limitations, if applicable. Any person or persons entitled to exercise this option under the provisions of Section 4 above shall be bound by and obligated under the provisions of this
        Section 8 to the same extent as is VSI.

9.      NOTICES

        Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Secretary of LEI International at its principal office, and to VSI at its principal office, or at such other address as either party may hereinafter designate in writing to the other.

10.     LAWS APPLICABLE TO CONSTRUCTION

        The interpretation, performance and enforcement of this Agreement and all rights and obligations of the parties hereunder shall be governed by the laws of the State of California.

11.     NECESSARY ACTS

        Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

12.     SUCCESSORS AND ASSIGNS

        This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

13.     SEVERABILITY

        Each provision of this Agreement shall be viewed as separate and divisible, and in the event any provision shall be held to be invalid, the remaining provisions shall continue to be in full force and effect.

14.     NO ORAL CHANGES

        This instrument contains the entire agreement of the parties. It may be changed only by an agreement in writing, signed by both parties.

        IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date hereinabove set forth.

                            EXHIBIT B (TO EXHIBIT A)

                             STOCK OPTION AGREEMENT


        THIS AGREEMENT is made and entered into as of the ____ day of ___________, 1996, by and between __________________________, a _________
corporation ("LEI International"), and Robert Burr, an individual residing in San Diego, California ("Burr").

                                     W I T N E S S E T H:

        WHEREAS, the Board of Directors of LEI International has agreed to extend to Burr as of the date of this Agreement (the "Date of Grant") a non-qualified stock option to purchase shares of common stock of LEI International ("Stock"); and

        WHEREAS, Burr desires to obtain the option set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived here-from, the parties hereto agree as follows:

1.      GRANT OF STOCK OPTION

        LEI International grants to Burr the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of _____________________ (________) shares of Stock ("Option Shares") at the price of one dollar ($1.00) per share, exercisable from time to time subject to provisions of this Agreement prior to the close of business on _______________, 2001 [Note: this date is 5 years from Date of Grant] (the "Expiration Date"). The option granted hereby is a non-qualified stock option.

2.      EXERCISABILITY OF OPTION

        Except as otherwise provided in this Agreement, the Option Shares shall vest and become exercisable on the later of:

               (a) the first year anniversary of the Date of Grant, and

               (b) the date as of which Lottery Enterprises, Inc. ("LEI"), the parent corporation of LEI International, has "income before provision for income taxes" as shown on LEI's Consolidated Statement of Operations ("Pre-tax Income") as determined on a cumulative basis for four (4) consecutive fiscal quarters of at least one million five hundred thousand dollars ($1,500,000), as shown on LEI's forms 10-Q and 10-K filed with the Securities and Exchange Commission; provided, however, that Pre-tax Income shall be adjusted to reflect only a twenty percent (20%) ownership interest in LEI International, or

               (c) the date VSI has obtained an additional $1,050,000 in financing for LEI either in the form of debt or equity in accordance with the Letter Agreement between VSI and LEI dated January ___, 1996.

In no event may this option be exercised after the Expiration Date.

3.      EXCLUSIVE SERVICES TO LEI AND LEI INTERNATIONAL

        This option shall immediately become null and void in the event Burr performs services for or engages in any business other than the business of LEI and LEI International and does not devote his full business time and best efforts to the business of LEI and LEI International and perform faithfully, exclusively and to the best of his ability and powers the duties assigned to him by the

Boards of Directors of LEI and LEI International, unless LEI and
LEI International consent otherwise in writing. This Section shall not apply to passive investments by Burr.

4.      METHOD OF EXERCISE OF OPTION AND PAYMENT OF PURCHASE PRICE

        This option shall be exercised, in whole or in part, by the delivery to the Secretary of LEI International of a written notice stating the number of Option Shares to be purchased and accompanied by payment of the purchase price in full by certified or cashiers' check made payable to the order of LEI International. In addition, Burr (or the person or persons exercising the option if Burr is deceased) shall furnish any written statements required pursuant to
Section 9 below.

5.      NON-ASSIGNABILITY OF OPTION; DEATH

        During Burr's lifetime, this option may be exercised only by Burr, except as otherwise provided in this Agreement. This option shall not be offered, sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of in any way (whether by operation of law or otherwise) except by will or the laws of descent and distribution or except as otherwise provided in this Agreement, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, the option shall immediately become null and void.

        In the event of the death of Burr prior to the Expiration Date, this option, to the extent it shall not have been exercised, may be exercised on or before the Expiration Date by the person or persons to whom Burr's rights under this option shall pass by will or by the applicable laws of descent.

6.      OPTION TO PURCHASE BY LEI

        During the period commencing with the two (2) year anniversary of the Date of Grant and ending with the Expiration Date, LEI shall have the option to purchase from Burr both the unexercised Option Shares and the shares of Stock issued upon the exercise of the Option Shares (collectively referred to as the "Option Stock") for a price equal to the Agreed Value or the Appraised Value, as the case may be, of the Option Stock. If LEI desires to purchase all of the Option Stock, the Secretary of LEI shall give a written notice of exercise to Burr ("Notice of Exercise").

        The purchase price to be paid for each share of the Option Stock shall be equal to the Agreed Value or Appraised Value of LEI International, as the case may be, divided by the number of shares of Stock outstanding, assuming the exercise of all outstanding stock options. The Agreed Value shall be the value of LEI International as agreed upon between Burr and LEI. If they do not agree upon a value within thirty (30) days after the date of the Notice of Exercise, Burr or LEI may give notice ("Appraisal Notice") to the other of intention to submit the matter to an appraiser for determination. Within fifteen (15) days from the date of delivery of the Appraisal Notice, the parties shall select a single neutral appraiser to determine the fair market value of LEI International ("Appraised Value"). If the parties are unable to agree upon a single neutral appraiser, then within thirty (30) days following delivery of the Appraisal Notice, each party shall select an appraiser who shall each determine the fair market value of LEI International. In the event the difference between fair market value of LEI International as determined by each of the two appraisers is fifteen percent (15%) or less (such percentage to be based on the lower determination), the values shall be averaged and the resulting average shall be the Appraised Value. In the event the difference between the fair market value of LEI International as determined by each of the two appraisers is greater than fifteen percent (15%) (such percentage to be based on the lower determination), and the parties do not agree to average the values, the two appraisers shall appoint a third appraiser who alone shall determine the fair market value of LEI International. In determining the fair market value of LEI International, the appraiser(s) shall take into consideration among other things the tangible assets of LEI International, its receivables, securities and other intangible assets, liabilities and past and current earnings. The decision of the appraiser(s) shall be binding upon the parties. As soon as the Appraised Value of LEI International has been determined, the appraiser(s) shall give written notice to the parties. All expenses of appraisal, including legal fees and costs of the proceedings to petition to compel arbitration, shall be borne pro rata by the respective parties.

               The purchase and sale of the Option Stock between the parties shall occur at an agreed upon time and place within fifteen (15) days of the final determination of the Agreed Value or the Appraised Value (the "Closing"). At the Closing, LEI shall pay to

Burr the purchase price in cash or at LEI's option, a combination of LEI common stock and cash (provided the cash shall not be less than an amount equal to the income taxes owed by Burr resulting from the transaction) in exchange for the Option Stock.

        Any person or persons entitled to exercise this option under the provisions of Section 5 above shall be bound by and obligated under the provisions of this Section 6 to the same extent as is Burr.

7.      ADJUSTMENTS AND OTHER RIGHTS

        In the event that additional shares of Stock are issued pursuant to a stock split or a stock dividend, the number of unexercised Option Shares shall be increased proportionately with no increase in the total purchase price of such Option Shares. In the event that the shares of Stock of LEI International from time to time issued and outstanding are reduced by a combination of shares, the number of unexercised Option Shares shall be reduced proportionately with no reduction in the total price of such Option Shares. In the event that LEI International should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of LEI International, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Internal Revenue Code, or some similar section, then the total purchase price of the unexercised Option Shares shall be reduced by an amount which bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of Stock of LEI International, immediately following the distribution, bears to the aggregate of the market value at such time of a share of Stock of LEI International and the stock distributed in respect thereof. All such adjustments shall be made by the Board of Directors, whose determination upon the same shall be final and binding upon Burr. Any fractional shares resulting from the computations pursuant to this Section 7 shall be eliminated from this option. No adjustments shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Stock or other securities.

8.      LIMITATIONS OF BURR'S RIGHTS

        Neither Burr nor any other person entitled to exercise this option shall have any of the rights or privileges of a shareholder of LEI International in respect of any shares issuable upon exercise of this option unless and until a certificate representing such shares shall have been issued in the name of Burr or such person.

9.      REPRESENTATIONS OF BURR

        Burr represents, agrees and certifies that:

               (a) If Burr exercises this option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the shares issuable upon exercise hereof, and available for delivery to Burr a prospectus meeting the requirements of Section 10(a)(3) of the Act, Burr will acquire the shares issuable upon such exercise for the purpose of investment and not with a view to their resale or distribution, and upon each such exercise of this option, Burr will furnish to LEI International a written statement to such effect, satisfactory in form and substance to LEI International and its counsel;

               (b) If and when Burr proposes to offer to sell shares which are issued to Burr upon exercise of this option at a time when there is not in effect under the Act a registration statement relating to the resale of such shares and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Act, or if Burr is a holder of 10% or more of the stock of LEI International, Burr will notify LEI International prior to any such offering or sale and will abide by the opinion of counsel of LEI International as to whether and under what conditions and circumstances, if any, Burr may offer and sell such shares; and

               (c) No shares may be acquired hereunder pursuant to exercise of the option granted hereby unless and until any then applicable requirements of the Securities and Exchange Commission, the California Department of Corporations, other regulatory agencies, including any other state securities law commissioners having jurisdiction over LEI International or such issuance, and any exchanges upon which Stock of LEI International may be listed, shall have been fully satisfied.

        Burr understands that the certificate or certificates representing the shares acquired pursuant to this option may bear a legend referring to the foregoing matters and any limitations under the Act and state securities laws with respect to the transfer of such shares, and LEI International may impose stop transfer instructions to implement such limitations, if applicable.
Any person or persons entitled to exercise this option under the provisions of Section 5 above shall be bound by and obligated under the provisions of this Section 9 to the same extent as is Burr.

10.     NOTICES

        Any notice to be given under the terms of this Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of LEI International at its principal office, and to Burr at his address in the records of LEI International, or at such other address as either party may hereinafter designate in writing to the other.

11.     LAWS APPLICABLE TO CONSTRUCTION

        The interpretation, performance and enforcement of this Agreement and all rights and obligations of the parties hereunder shall be governed by the laws of the State of California.

12.     NECESSARY ACTS

        Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

13.     SUCCESSORS AND ASSIGNS

        This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, beneficiaries, legal representatives, successors and assigns.


14.     SEVERABILITY

        Each provision of this Agreement shall be viewed as separate and divisible, and in the event any provision shall be held to be invalid, the remaining provisions shall continue to be in full force and effect.

15.     NO ORAL CHANGES

        This instrument contains the entire agreement of the parties. It may be changed only by an agreement in writing, signed by both parties.

        IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date hereinabove set forth.

                                    EXHIBIT B


                        ON-POINT TECHNOLOGY SYSTEMS, INC.
                             STOCK OPTION AGREEMENT

        THIS AGREEMENT is made and entered into as of the 19th day of March, 1998, by and between ON-POINT TECHNOLOGY SYSTEMS, INC., a Nevada corporation ("OPTS"), and Vanguard Strategies, Inc., a Nevada corporation ("VSI").

                              W I T N E S S E T H:

        WHEREAS, the Board of Directors of OPTS has agreed to extend to VSI as of the date of this Agreement (the "Date of Grant") a non-qualified stock option to purchase shares of common stock of OPTS ("Stock") in connection with the termination of an Agreement dated January 9, 1996 between OPTS and VSI relating to international sales; and

        WHEREAS, VSI desires to obtain the option set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1.      GRANT OF STOCK OPTION

        OPTS grants to VSI the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of fifty thousand (50,000) shares of Stock ("Option Shares") at the price of two and 88/100 dollars ($2.88) per share, exercisable from time to time subject to provisions of this Agreement prior to the close of business on December 31, 2002 (the "Expiration Date"). The option granted hereby is a non-qualified stock option.

2.      EXERCISABILITY OF OPTION

        Except as otherwise provided in this Agreement, the Option Shares shall vest and become exercisable as of the March 31 following the end of the Fiscal Year (January 1 through December 31) during which the Cumulative Gross Revenues of OPTS (as defined below) from customers in the Territory (as defined below) exceed $5,000,000. "Gross Revenues" shall be determined each Fiscal Year by the independent auditors of OPTS (whose decision shall be final and binding on all parties) in accordance with generally accepted accounting principles based on purchase orders from customers located in the Territory, adjusted for returns and receivables more than sixty (60) days in arrears as of the end of each Fiscal Year. "Cumulative Gross Revenues" shall mean the sum of the Gross Revenues during the Fiscal Years ending December 31, 1998, 1999, 2000 and 2001. "Territory" shall mean Brazil, Mexico and any other country in South America or Central America.

        Notwithstanding the foregoing, the Option Shares shall vest and become exercisable on June 30, 2002 even if the foregoing condition has not been satisfied by that date.

3.      METHOD OF EXERCISE OF OPTION AND PAYMENT OF PURCHASE PRICE

        This option shall be exercised by the delivery to the Secretary of OPTS of a written notice stating the number of Option Shares to be purchased and accompanied by payment of the purchase price in full in cash (or by certified or cashiers' check made payable to the order of OPTS). In addition, VSI shall furnish any written statements required pursuant to Section 9 below.

4.      EFFECT OF TERMINATION OF RELATIONSHIP

        This option, to the extent such option shall not have been exercised, shall terminate and become null and void at such time as Frederick Sandvick ("Sandvick") ceases to be a consultant or employee of OPTS, except that:

               (a) In the event Sandvick's engagement or employment with OPTS is terminated for any reason other than death, VSI may at any time within three (3) months after such termination exercise this option to the extent this option was vested and exercisable at the date of such termination; provided, however, that in no event may this option be exercised after the Expiration Date; and

               (b) In the event of the death of Sandvick while still under contact with or in the employ of OPTS, then this option, to the extent this option was vested and exercisable by VSI on the date of Sandvick's death (or earlier termination), may be exercised within three (3) months after such death by VSI; provided, however, that in no event may this option be exercised by anyone, under this Section or otherwise, after the Expiration Date.

5.      NON-ASSIGNABILITY OF OPTION

        Except as otherwise provided in this Agreement, this option may be exercised only by VSI. Except as otherwise provided in this Agreement, this option shall not be offered, sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, the option shall immediately become null and void.

6.      ADJUSTMENTS AND OTHER RIGHTS

        In the event that additional shares of Stock are issued pursuant to a stock split or a stock dividend, the number of unexercised Option Shares shall be increased proportionately with no increase in the total purchase price of such Option Shares. In the event that the shares of Stock of OPTS from time to time issued and outstanding are reduced by a combination of shares, the number of unexercised Option Shares shall be reduced proportionately with no reduction in the total price of such Option Shares. In the event that OPTS should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of OPTS, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Internal Revenue Code, or some similar section, then the total purchase price of the unexercised Option Shares shall be reduced by an amount which bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of Stock of OPTS, immediately following the distribution, bears to the aggregate of the market value at such time of a share of Stock of OPTS and the stock distributed in respect thereof. All such adjustments shall be made by the Board of Directors, whose determination upon the same shall be final and binding upon VSI. Any fractional shares resulting from the computations pursuant to this Section 6 shall be eliminated from this option. No adjustments shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Stock or other securities.

7.      LIMITATIONS OF VSI'S RIGHTS

        Neither VSI nor any other person entitled to exercise this option shall have any of the rights or privileges of a shareholder of OPTS in respect of any shares issuable upon exercise of this option unless and until a certificate representing such shares shall have been issued in the name of VSI or such person.

8.      REGISTRATION OF SHARES

        VSI shall have "piggy-back" registration rights with respect to the Option Shares.

9.      REPRESENTATIONS OF VSI

        VSI represents, agrees and certifies that:

               (a) If VSI exercises this option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the shares issuable upon exercise hereof, and available for delivery to VSI a prospectus meeting the requirements of Section 10(a)(3) of the Act, VSI will acquire the shares issuable upon such exercise for the purpose of investment and not with a view to their resale or distribution, and upon each such exercise of this option, VSI will furnish to OPTS a written statement to such effect, satisfactory in form and substance to OPTS and its counsel;

               (b) If and when VSI proposes to offer to sell shares which are issued to VSI upon exercise of this option at a time when there is not in effect under the Act a registration statement relating to the resale of such shares and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Act, or if VSI is a holder of 10% or more of the stock of OPTS, VSI will notify OPTS prior to any such offering or sale and will abide by the opinion of counsel of OPTS as to whether and under what conditions and circumstances, if any, VSI may offer and sell such shares; and

               (c) No shares may be acquired hereunder pursuant to exercise of the option granted hereby unless and until any then applicable requirements of the Securities and Exchange Commission, the California Department of Corporations, other regulatory agencies, including any other state securities law commissioners having jurisdiction over OPTS or such issuance, and any exchanges upon which Stock of OPTS may be listed, shall have been fully satisfied.

        VSI understands that the certificate or certificates representing the shares acquired pursuant to this option may bear a legend referring to the foregoing matters and any limitations under the Act and state securities laws with respect to the transfer of such shares, and OPTS may impose stop transfer instructions to implement such limitations, if applicable. Any person or persons entitled to exercise this option under the provisions of Section 4 above shall be bound by and obligated under the provisions of this Section 9 to the same extent as is VSI.

10.     NOTICES

        Any notice to be given under the terms of this Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of OPTS at its principal office, and to VSI at its principal office, or at such other address as either party may hereinafter designate in writing to the other.

11.     LAWS APPLICABLE TO CONSTRUCTION

        The interpretation, performance and enforcement of this Agreement and all rights and obligations of the parties hereunder shall be governed by the laws of the State of California.

12.     NECESSARY ACTS

        Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

13.     SUCCESSORS AND ASSIGNS

        This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

14.     SEVERABILITY

        Each provision of this Agreement shall be viewed as separate and divisible, and in the event any provision shall be held to be invalid, the remaining provisions shall continue to be in full force and effect.

15.     NO ORAL CHANGES

        This instrument contains the entire agreement of the parties. It may be changed only by an agreement in writing, signed by both parties.

        IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date hereinabove set forth.

                                            ON-POINT TECHNOLOGY SYSTEMS, INC.




                                            By: ________________________________




                                            VANGUARD STRATEGIES, INC.




                                            By: ________________________________

                                    EXHIBIT C


                        ON-POINT TECHNOLOGY SYSTEMS, INC.
                             STOCK OPTION AGREEMENT


        THIS AGREEMENT is made and entered into as of the 19th day of March, 1998, by and between ON-POINT TECHNOLOGY SYSTEMS, INC., a Nevada corporation ("OPTS"), and Robert L. Burr ("Contractor").

                              W I T N E S S E T H:

        WHEREAS, the Board of Directors of OPTS has agreed to extend to Contractor as of the date of this Agreement (the "Date of Grant") a non-qualified stock option to purchase shares of common stock of OPTS ("Stock") as an additional incentive for the performance of future services by Contractor for OPTS; and

        WHEREAS, Contractor desires to obtain the option set forth in this Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1.      GRANT OF STOCK OPTION

        OPTS grants to Contractor the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of fifty thousand (50,000) shares of Stock ("Option Shares") at the price of two and 88/100 dollars ($2.88) per share, exercisable from time to time subject to provisions of this Agreement prior to the close of business on December 31, 2002 (the "Expiration Date"). The option granted hereby is a non-qualified stock option.

2.      EXERCISABILITY OF OPTION

        Except as otherwise provided in this Agreement, the Option Shares shall vest and become exercisable as of the March 31 following the end of the Fiscal Year (January 1 through December 31) during which the Cumulative Gross Revenues of OPTS (as defined below) from customers in the Territory (as defined below) exceed $5,000,000. "Gross Revenues" shall be determined each Fiscal Year by the independent auditors of OPTS (whose decision shall be final and binding on all parties) in accordance with generally accepted accounting principles based on purchase orders from customers located in the Territory, adjusted for returns and receivables more than sixty (60) days in arrears as of the end of each Fiscal Year. "Cumulative Gross Revenues" shall mean the sum of the Gross Revenues during the Fiscal Years ending December 31, 1998, 1999, 2000 and 2001. "Territory" shall mean Brazil, Mexico and any other country in South America or Central America.

        Notwithstanding the foregoing, the Option Shares shall vest and become exercisable on June 30, 2002 even if the foregoing condition has not been satisfied by that date.

3.      METHOD OF EXERCISE OF OPTION AND PAYMENT OF PURCHASE PRICE

        This option shall be exercised by the delivery to the Secretary of OPTS of a written notice stating the number of Option Shares to be purchased and accompanied by payment of the purchase price in full in cash (or by certified or cashiers' check made payable to the order of OPTS). In addition, Contractor (or the person or persons exercising the option if Contractor is deceased) shall furnish any written statements required pursuant to Section 9 below.

4.      EFFECT OF TERMINATION OF RELATIONSHIP

        This option, to the extent such option shall not have been exercised, shall terminate and become null and void at such time as Contractor ceases to be a consultant or employee of OPTS, except that:

               (a) In the event Contractor's engagement or employment with OPTS is terminated for any reason other than death, Contractor may at any time within three (3) months after such termination exercise this option to the extent this option was vested and exercisable at the date of such termination; provided, however, that in no event may this option be exercised after the Expiration Date; and

               (b) In the event of the death of Contractor while still under contact with or in the employ of OPTS, then this option, to the extent this option was vested and exercisable by Contractor on the date of Contractor's death (or earlier termination), may be exercised within three (3) months after such death by the person or persons to whom Contractor's rights under this option shall pass by will or by the applicable laws of descent; provided, however, that in no event may this option be exercised by anyone, under this Section or otherwise, after the Expiration Date.

5.      NON-ASSIGNABILITY OF OPTION; DEATH

        During Contractor's lifetime, this option may be exercised only by Contractor. This option shall not be offered, sold, transferred, assigned, pledged, hypothecated, or otherwise disposed of in any way (whether by operation of law or otherwise) except by will or the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the option contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, the option shall immediately become null and void.

6.      ADJUSTMENTS AND OTHER RIGHTS

        In the event that additional shares of Stock are issued pursuant to a stock split or a stock dividend, the number of unexercised Option Shares shall be increased proportionately with no increase in the total purchase price of such Option Shares. In the event that the shares of Stock of OPTS from time to time issued and outstanding are reduced by a combination of shares, the number of unexercised Option Shares shall be reduced proportionately with no reduction in the total price of such Option Shares. In the event that OPTS should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of OPTS, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Internal Revenue Code, or some similar section, then the total purchase price of the unexercised Option Shares shall be reduced by an amount which bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of Stock of OPTS, immediately following the distribution, bears to the aggregate of the market value at such time of a share of Stock of OPTS and the stock distributed in respect thereof. All such adjustments shall be made by the Board of Directors, whose determination upon the same shall be final and binding upon Contractor. Any fractional shares resulting from the computations pursuant to this Section 6 shall be eliminated from this option. No adjustments shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Stock or other securities.

7.      LIMITATIONS OF CONTRACTOR'S RIGHTS

        Neither Contractor nor any other person entitled to exercise this option shall have any of the rights or privileges of a shareholder of OPTS in respect of any shares issuable upon exercise of this option unless and until a certificate representing such shares shall have been issued in the name of Contractor or such person.

8.      REGISTRATION OF SHARES

        Contractor shall have "piggy-back" registration rights with respect to the Option Shares.

9.      REPRESENTATIONS OF CONTRACTOR

        Contractor represents, agrees and certifies that:

               (a) If Contractor exercises this option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the shares issuable upon exercise hereof, and available for delivery to Contractor a prospectus meeting the requirements of Section 10(a)(3) of the Act, Contractor will acquire the shares issuable upon such exercise for the purpose of investment and not with a view to their resale or distribution, and upon each such exercise of this option, Contractor will furnish to OPTS a written statement to such effect, satisfactory in form and substance to OPTS and its counsel;

               (b) If and when Contractor proposes to offer to sell shares which are issued to Contractor upon exercise of this option at a time when there is not in effect under the Act a registration statement relating to the resale of such shares and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Act, or if Contractor is a holder of 10% or more of the stock of OPTS, Contractor will notify OPTS prior to any such offering or sale and will abide by the opinion of counsel of OPTS as to whether and under what conditions and circumstances, if any, Contractor may offer and sell such shares; and

               (c) No shares may be acquired hereunder pursuant to exercise of the option granted hereby unless and until any then applicable requirements of the Securities and Exchange Commission, the California Department of Corporations, other regulatory agencies, including any other state securities law commissioners having jurisdiction over OPTS or such issuance, and any exchanges upon which Stock of OPTS may be listed, shall have been fully satisfied.

        Contractor understands that the certificate or certificates representing the shares acquired pursuant to this option may bear a legend referring to the foregoing matters and any limitations under the Act and state securities laws with respect to the transfer of such shares, and OPTS may impose stop transfer instructions to implement such limitations, if applicable. Any person or persons entitled to exercise this option under the provisions of Section 4 above shall be bound by and obligated under the provisions of this Section 9 to the same extent as is Contractor.

10.     NOTICES

        Any notice to be given under the terms of this Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of OPTS at its principal office, and to Contractor at his address in the records of OPTS, or at such other address as either party may hereinafter designate in writing to the other.

11.     LAWS APPLICABLE TO CONSTRUCTION

        The interpretation, performance and enforcement of this Agreement and all rights and obligations of the parties hereunder shall be governed by the laws of the State of California.

12.     NECESSARY ACTS

        Each party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

13.     SUCCESSORS AND ASSIGNS

        This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, beneficiaries, legal representatives, successors and assigns.

14.     SEVERABILITY

        Each provision of this Agreement shall be viewed as separate and divisible, and in the event any provision shall be held to be invalid, the remaining provisions shall continue to be in full force and effect.

15.     NO ORAL CHANGES

        This instrument contains the entire agreement of the parties. It may be changed only by an agreement in writing, signed by both parties.

        IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date hereinabove set forth.



                                            ON-POINT TECHNOLOGY SYSTEMS, INC.




By: _________________________________
    Frederick Sandvick,
    Chairman and CEO





    -------------------------------------
    Robert L. Burr